SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 20, 2002
(Date of earliest event reported)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            333-76246            41-1808858
(State or Other Juris-              (Commission          (I.R.S. Employer
diction of Incorporation)           File Number)         Identification No.)

       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)

        Registrants telephone number, including area code:(952) 857-7000

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements.

               Not applicable.

       (b)     Pro Forma Financial Information.

               Not applicable.

       (c)     Exhibits

EXHIBIT NO.    DESCRIPTION

  25.1          Trust Indenture Act of 1939 of a corporation designated to act as Trustee

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 RESIDENTIAL FUNDING MORTGAGE
                                                 SECURITIES II, INC.

                                                 By:  /s/ Mark White
                                                 Name: Mark White
                                                 Title:Vice President

Dated: September 20, 2002

                              EXHIBIT INDEX

Exhibit
Number         Description

25.1 Statement of Eligibility of JP Morgan Chase Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.